Exhibit Relating to Item 77(e) of Form N-SAR for
Aberdeen Asia-Pacific Income Fund, Inc. (the Fund)
for the six months ended April 30, 2001
The Annual Meeting of the Funds shareholders was subsequently adjourned to June 1, 2001 and June 8, 2001, to permit the further solicitation of proxies with respect to Proposals 3A, 3B and 3C. At the reconvened meeting on June 8, 2001, votes were taken with respect
to Proposals 3A, 3B and 3C.   In addition to a routine proposal
relating to the election of the Funds directors (Proposal No. 1) and Funds preferred directors (Proposal No. 2), the shareholders voted on the following matters: To amend the Funds Investment objectives (Proposal No. 3A); To amend the Fundss investment policies
(Proposal No. 3B); To amend the Funds investment restrictions
(Proposal No..3C);

The results of the voting with respect to Proposals No. 3A, 3B and 3C were as follows:

V
o
t
e
s

F
o
r
V
o
t
e
s

A
g
a
i
n
s
t
A
b
s
t
e
n
t
i
o
n
s
B
r
o
k
er
N
o
n-
V
ot
es
Propo
sal
No.
3A
1
3
7
,
8
6
9
,
8
9
4
3
1
,
2
7
4
,
5
9
8
5
,
2
7
0
,
3
4
0
7
1,
7
7
1,
6
6
4
Prefer
red
Stock
1
2
,
7
4
0
6
7
3
4
6
5
9,
6
8
6
Propo
sal
No.
3B
1
3
6
,
0
7
9
,
7
2
8
3
2
,
7
4
8
,
3
0
7
5
,
3
6
8
,
7
9
8
7
1,
7
7
1,
6
6
4
Prefer
red
Stock
1
2
,
7
2
9
6
8
6
4
6
3
9,
6
8
6
Propo
sal
No.
3C
1
3
4
,
6
8
9
,
1
1
2
3
3
,
8
6
9
,
5
8
8
5
,
8
5
6
,
1
2
3
7
1,
7
7
1,
6
6
4
Prefer
red
Stock
1
2
,
7
2
6
6
8
9
4
6
3
9,
6
8
6











Exhibit  Relating to Item 77(h) of Form N-SAR for
Aberdeen Asia-Pacific Income Fund, Inc. (the Fund) for the six months ended April 30, 2001

A Special Meeting of Shareholders of the Fund was held on November 30, 2000, at the Hilton Newark Gateway, Raymond Boulevard, Newark, New
Jersey. The meeting was held for the purpose of obtaining shareholder approval of a new investment advisory agreement with the Funds
Investment Adviser. Shareholder approval of these agreements was sought in order to permit the Investment Manager and Investment Adviser to continue to provide services to the Fund following the acquisition of the Investment Manager and Investment Adviser by Aberdeen Asset Management PLC.
	The result of the proxy solicitation on this matter was as follows:

V
o
t
e
s

F
o
r
V
o
t
e
s

A
g
a
i
n
s
t
A
b
s
t
e
n
t
i
o
n
s
2
2
8
,
6
0
6
,
6
3
7
1
7
,
4
2
7
,
9
0
7
3
,
5
9
1
,
0
9
4